EXHIBIT 10.19



                               FOURTH AMENDMENT
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     AMONG

                                PENTACON, INC.
                                 AS BORROWER,

                              NATIONSBANK, N.A.,
                           AS ADMINISTRATIVE AGENT,

                    NATIONSBANC MONTGOMERY SECURITIES LLC,
                               AS LEAD ARRANGER,

                                      AND

                         THE LENDERS SIGNATORY HERETO


                                  DATED AS OF
                                MARCH 29, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                             ARTICLE I. DEFINITIONS

Section 1.01 TERMS DEFINED ABOVE ...........................................   1
Section 1.02 TERMS DEFINED IN CREDIT AGREEMENT .............................   1
Section 1.03 OTHER DEFINITIONAL PROVISIONS .................................   2

                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

Section 2.01 AMENDMENTS TO DEFINITIONS .....................................   2
Section 2.02 AMENDMENTS TO ARTICLE II ......................................   3
Section 2.03 AMENDMENTS TO ARTICLE IX ......................................   3
Section 2.04 AMENDMENTS TO ANNEXES, SCHEDULES AND EXHIBITS .................   4

                             ARTICLE III. CONDITIONS

Section 3.01 LOAN DOCUMENTS ................................................   4
Section 3.02 CORPORATE PROCEEDINGS OF LOAN PARTIES .........................   4
Section 3.03 REPRESENTATIONS AND WARRANTIES ................................   5
Section 3.04 NO DEFAULT ....................................................   5
Section 3.05 NO CHANGE .....................................................   5
Section 3.06 SECURITY INSTRUMENTS ..........................................   5
Section 3.07 FEES ..........................................................   5
Section 3.08 OTHER INSTRUMENTS OR DOCUMENTS ................................   6

                            ARTICLE IV. MISCELLANEOUS

Section 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT ...   6
Section 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY ......................   6
Section 4.03 SUCCESSORS AND ASSIGNS ........................................   6
Section 4.04 COUNTERPARTS ..................................................   6
Section 4.05 NUMBER AND GENDER .............................................   6
Section 4.06 ENTIRE AGREEMENT ..............................................   7
Section 4.07 INVALIDITY ....................................................   7
Section 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS ..................   7
Section 4.09 GOVERNING LAW .................................................   7

ANNEXES, EXHIBITS AND SCHEDULES

Annex I  -  List of Percentage Shares, Maximum Revolving Credit Amounts,  and
            Revolver Term Loans

                              FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


      This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "FOURTH AMENDMENT") executed effective as of the 29th day of March, 1999 (the "EFFECTIVE DATE"), is by and among Pentacon, Inc., a corporation formed under the laws of the State of Delaware (the "BORROWER"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "LENDER" and, collectively, the "LENDERS"); and NationsBank, N.A., a national banking association (in its individual capacity, "NATIONSBANK"), and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of September 3, 1998, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 31, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of February 12, 1999, and the Third Amendment to Amended and Restated Credit Agreement dated as of March 9, 1999 (the "CREDIT AGREEMENT"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower; and

      WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                            ARTICLE I.  DEFINITIONS

      SECTION 1.01 TERMS DEFINED ABOVE. As used in this Fourth Amendment, each of the terms "ADMINISTRATIVE AGENT", "BORROWER", "CREDIT AGREEMENT", "EFFECTIVE DATE", "FOURTH AMENDMENT", "LENDERS" and "NATIONSBANK" shall have the meaning assigned to such term hereinabove.

      SECTION 1.02 TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.


      SECTION 1.03 OTHER DEFINITIONAL PROVISIONS.


            (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Fourth Amendment shall refer to this Fourth Amendment as a whole and not to any particular Article, Section, subsection or provision of this Fourth Amendment.

            (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Fourth Amendment unless otherwise specified.

                  ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

      The Borrower, the Administrative Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

      SECTION 2.01 AMENDMENTS TO DEFINITIONS.


      (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

      "AGREEMENT" shall mean this Amended and Restated Credit Agreement, as amended and supplemented by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, as the same may from time to time be further amended or supplemented.

      "BORROWING BASE" shall mean at any time the sum of (i) 85% of Eligible Accounts Receivable plus (ii) 50% of Eligible Inventory, but not to exceed 60% of the Borrowing Base; PROVIDED, HOWEVER, prior to the occurrence of a Capital Market Event, the Borrowing Base shall be equal to the Aggregate Maximum Revolving Credit Amounts.

      "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Fee Letters, the Third Amendment Fee Letters, the Fourth Amendment Fee Letters, the Engagement Letter, the Security Instruments, and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person in connection with this Agreement (other than participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement).

      "SUBORDINATED DEBT EVENT" shall mean the consummation of the issuance of Subordinated Debt resulting in gross cash proceeds to the Borrower of at least $97,000,000, but not to exceed $150,000,000, upon terms and conditions and pursuant to documentation, all in form and substance satisfactory to the Majority Lenders.

      (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which reads in their entirety as follows:

      "ENGAGEMENT LETTER" shall mean that certain letter agreement dated March 24, 1999 among NationsBank, N.A., NationsBanc Montgomery Securities LLC, and Pentacon, Inc. regarding, among other matters, syndication of the credit facilities provided by this Agreement, as amended, supplemented or otherwise modified from time to time.

      "FOURTH AMENDMENT" shall mean that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 29, 1999, by and among the Borrower, the Administrative Agent and the Lenders.

      "FOURTH AMENDMENT FEE LETTERS" shall mean the fee letters, if any, between the Borrower and each of the Lenders, executed in connection with the Fourth Amendment.

      SECTION 2.02 AMENDMENTS TO ARTICLE II. Section 2.03(c) of the Credit Agreement is hereby amended by changing the reference to $65,000,000 in the last sentence thereof to $85,000,000.

      SECTION 2.03 AMENDMENTS TO ARTICLE IX. Section 9.14 of the Credit Agreement is hereby amended in its entirety to read as follows:


            "Section 9.14 SENIOR DEBT LEVERAGE RATIO. The Borrower will not permit its ratio of Senior Debt as of the end of any fiscal quarter to Adjusted EBITDA for the four fiscal quarters ending on such date to be greater than the ratio corresponding to the applicable period set forth below:

----------------------------------------------------------------------------
              PERIOD                                               RATIO
----------------------------------------------------------------------------
from the Closing Date until, but excluding 3/31/99             4.00 to 1.00
----------------------------------------------------------------------------
on and after 3/31/99 until, but excluding 6/30/99              3.50 to 1.00
----------------------------------------------------------------------------
on and after 6/30/99 until, but excluding 12/31/99             3.25 to 1.00
----------------------------------------------------------------------------
on 12/31/99 and thereafter                                     3.00 to 1.00
----------------------------------------------------------------------------

PROVIDED, HOWEVER, upon the occurrence of a Capital Market Event, from and after such Capital Market Event, the Borrower will not permit its ratio of Senior Debt as of the end of any fiscal quarter to Adjusted EBITDA for the four fiscal quarters ending on such date to be greater than the ratio corresponding to the applicable period set forth below:

--------------------------------------------------------------------------------
          PERIOD                                   RATIO
--------------------------------------------------------------------------------
from the funding date of the                   2.50 to 1.00
Capital Market Event until, but
excluding 3/31/2000
--------------------------------------------------------------------------------
on 3/31/2000 and thereafter                    2.25 to 1.00
--------------------------------------------------------------------------------

            For the purposes of Sections 9.13 and 9.14, "Adjusted EBITDA" shall mean the EBITDA of the Borrower and the Subsidiaries calculated on a pro-forma basis to include the EBITDA for the most recent four fiscal quarters of acquired Persons to the extent that such EBITDA is not included in the EBITDA of the Borrower plus certain extraordinary or non-recurring expenses as specifically listed on SCHEDULE 9.13."

      SECTION 2.04 AMENDMENTS TO ANNEXES, SCHEDULES AND EXHIBITS. ANNEX I to the Credit Agreement is hereby replaced with ANNEX I attached hereto. Accordingly, all references in the Credit Agreement, to ANNEX I shall be deemed to be references to ANNEX I attached to this Fourth Amendment.

                           ARTICLE III.  CONDITIONS

      The enforceability of this Fourth Amendment against the Administrative Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

      SECTION 3.01 LOAN DOCUMENTS. The Administrative Agent shall have received:

            (a) multiple original counterparts, as requested by the Administrative Agent, of this Fourth Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent, each Guarantor, and each Lender; and

            (b) multiple original counterparts, as requested by each Lender, of the Fourth Amendment Fee Letters executed and delivered by a duly authorized officer of the Borrower and the respective Lenders.

      SECTION 3.02 CORPORATE PROCEEDINGS OF LOAN PARTIES. The Administrative Agent shall have received multiple copies, as requested by the Administrative Agent, of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Boards of Directors of the Borrower and the Guarantors, authorizing the execution, delivery and performance of this Fourth Amendment and any other Loan Documents to which they are respectively a party, executed in connection with this Fourth Amendment, each such copy being attached to original certificates of the Secretary or an Assistant Secretary of the Borrower and each Guarantor, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent or at a meeting of the Board of Directors of the Borrower or such Guarantor, as applicable, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the articles of incorporation and bylaws of the Borrower or such Guarantor have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Borrower or such Guarantor, as applicable, executing this Fourth Amendment and any other Loan Document executed pursuant hereto.

      SECTION 3.03 REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in the Credit Agreement and this Fourth Amendment, each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Security Instruments, including the Credit Agreement, shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date. Borrower hereby represents and warrants to the Administrative Agent that the execution, delivery and performance of this Fourth Amendment has been duly authorized and that the representation in the Credit Agreement as to the enforceability and authorization thereof shall refer to the Credit Agreement, as amended by this Fourth Amendment.

      SECTION 3.04 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

      SECTION 3.05 NO CHANGE. No event shall have occurred since September 30, 1998, which, in the reasonable opinion of the Lenders, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of the Borrower or the Guarantors.

      SECTION 3.06 SECURITY INSTRUMENTS. All of the Security Instruments shall be in full force and effect and provide to the Administrative Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

      SECTION 3.07 FEES. On or before the Effective Date, the Borrower shall have paid to each Lender all fees required by the Fourth Amendment Fee Letters and any other Loan Documents (as such term is amended hereby).

      SECTION 3.08 OTHER INSTRUMENTS OR DOCUMENTS. The Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.


                          ARTICLE IV.  MISCELLANEOUS

      SECTION 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. Each of the Borrower, the Guarantors, the Administrative Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

      SECTION 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY. Each Guarantor hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under its Amended and Restated Guaranty Agreement or Guaranty Agreement, as applicable, dated as of September 3, 1998, in favor of the Administrative Agent and the Lenders, as amended, supplemented or otherwise modified (the "GUARANTY AGREEMENT"), (iii) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that its Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

      SECTION 4.03 SUCCESSORS AND ASSIGNS. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

      SECTION 4.04 COUNTERPARTS. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Guarantors, the Administrative Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Fourth Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Fourth Amendment by each necessary party hereto and shall constitute one instrument.

      SECTION 4.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

      SECTION 4.06 ENTIRE AGREEMENT. This Fourth Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Fourth Amendment.

      SECTION 4.07 INVALIDITY. In the event that any one or more of the provisions contained in this Fourth Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Fourth Amendment.

      SECTION 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to Articles, Sections, subsections or other divisions of this Fourth Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

      SECTION 4.09 GOVERNING LAW. This Fourth Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

      THIS FOURTH AMENDMENT AND OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                         [SIGNATURES BEGIN NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                                 PENTACON, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Senior Vice President


LENDER AND AGENT:                         NATIONSBANK, N.A.


                                          By: /S/ WILLIAM T. GRIFFIN
                                          Name:  William T. Griffin
                                          Title:  Vice President


LENDERS:                                  PARIBAS


                                          By: /S/ LARRY ROBINSON
                                          Name:  Larry Robinson
                                          Title:  Vice President


                                          By: /S/ GLENN E. MEALEY
                                          Name:  Glenn E. Mealey
                                          Title:  Managing Director


                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: /S/ MYRA JUETTEN
                                          Name:  Myra Juetten
                                          Title:  Vice President

GUARANTORS:                               ALATEC PRODUCTS, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President


                                          AXS SOLUTIONS, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President


                                          CAPITOL BOLT & SUPPLY, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President


                                          MAUMEE INDUSTRIES, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President


                                          SALES SYSTEMS, LIMITED


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President

                                          TEXAS INTERNATIONAL AVIATION, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President


                                          PACE PRODUCTS, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President


                                          WEST COAST AERO PRODUCTS HOLDING
                                          CORPORATION, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President


                                          ASI AEROSPACE GROUP, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President


                                          POLLARD AVIATION, INC.


                                          By: /S/ BRIAN FONTANA
                                          Name:  Brian Fontana
                                          Title:  Vice President

                                     ANNEX I

                          LIST OF PERCENTAGE SHARES,
                       MAXIMUM REVOLVING CREDIT AMOUNTS
                            AND REVOLVER TERM LOANS


      A. So long as a Subordinated Debt Event has not occurred on or before April 15, 1999:


--------------------------------------------------------------------------------
                                PERCENTAGE     MAXIMUM REVOLVING      REVOLVER
       NAME OF LENDER             SHARE          CREDIT AMOUNT       TERM LOANS
--------------------------------------------------------------------------------
NationsBank, N.A.                 80.000%         $88,000,000        $32,000,000
--------------------------------------------------------------------------------
Paribas                           8.5714%          $9,428,540      $3,428,571.43
--------------------------------------------------------------------------------
Union Bank of California, N.A.   11.4286%         $12,571,460      $4,571,428.57
--------------------------------------------------------------------------------
TOTAL                                100%        $110,000,000        $40,000,000
--------------------------------------------------------------------------------

      B. If a Subordinated Debt Event occurs on or before April 15, 1999:

--------------------------------------------------------------------------------
                                PERCENTAGE     MAXIMUM REVOLVING       REVOLVER
       NAME OF LENDER             SHARE          CREDIT AMOUNT        TERM LOANS
--------------------------------------------------------------------------------
NationsBank, N.A.                69.9160%        $59,428,590.00           -0-
--------------------------------------------------------------------------------
Paribas                           6.5546%            $5,571,410           -0-
--------------------------------------------------------------------------------
Union Bank of California, N.A.   23.5294%           $20,000,000           -0-
--------------------------------------------------------------------------------
TOTAL                                100%           $85,000,000           -0-
--------------------------------------------------------------------------------

                                    ANNEX I-1